Maplecrest Software Dev., Inc.
                                    Balance Sheet
                           Period: 13-99 As of: 09/30/1999
         09-00-449                                              Page      1
         Date 07/26/2000 12:07pm
         ASSETS
         CURRENT ASSETS
         CASH AND EQUIVALENTS

                       Petty Cash                                       1.29
                       Savings Account                                357.84
                       Payroll Account - 1st Union               (100,679.28)
                       Checking Account - Fleet Bnk                   154.15
                       Checking Acct-Corporate                    (47,399.31)
                                                    ------------------------
         TOTAL CASH IN THE BANK                                  (147,565.31)

         RECEIVABLES

                       Goodwill                                    11,000.00
                       Accounts Receivable                        326,612.65
                       R.Bierce - Employee Advance                  1,222.98
                       Employee Advance                           327,037.38
                                                    ------------------------
         TOTAL RECEIVABLES                                        665,873.01

         OTHER CURRENT ASSETS

                       Suspense                                         0.00
                       MPTG Transfer Account                       10,000.00
                       Due From Payroll Express                   159,671.82
                       Loan Receivable - MLDC, LLC                 27,565.65
                       Prepd Col.Pacific Last Month                   576.64
                       Prepaid Rent                                 2,068.76
                       Prepaid 2 Advanta leases-lstmo               3,652.51
                       Prepaid Harbour Lease 9/98                   2,417.66
                       Prepaid Income Taxes                         1,787.00
                       Security Dep. - '97 Cadillac                   700.00
                       Security Dep. - '98 Chrysler                 1,048.87
                       Stockholder Loan - Dave Allen               26,557.23
                       Stockholder Loan-Rick Gressett              63,055.98
                       Stockholder Loan-R.Hirschfield              23,511.61
                                                    ------------------------
         TOTAL OTHER CURRENT ASSETS                               322,613.73

                                                    ------------------------
         TOTAL CURRENT ASSETS                                     840,921.43

         NON-CURRENT ASSETS

         LAND/BUILDINGS/EQUIPMENT

                       Leasehold Improvements                      24,286.18
                       Ponte Vedra Condo                          233,500.00
                       Furniture and Fixtures                      63,252.41
                       Furn/Fixt (PonteVedra Condo)                21,202.84
                       Machinery & Equipment                      393,431.22
                       Internet Equipment                         101,930.71
                       Software - Solomon IV                       38,125.00
                       Software - DPS                           1,504,773.53

                           Maplecrest Software Dev., Inc.
                        Year to Date Summary Income Statement
                         Fiscal Year 1999 Through 09/30/1999
          09-00-449                                             Page      1
          Date 07/26/2000 12:11pm


          OPERATING INCOME
            Internet Services (In-State)                              41.69
            Internet Services (Tax Exempt)                        99,967.97
            Product Sales (Out-of-State)                          75,000.00
            Network Hardware (Tax Exempt)                         42,314.12
            Network Hardware (In-State)                           51,463.83
            Network Hardware (Out-of-State                        17,217.35
            Hardware (Resale)                                     24,437.75
            Network Software (Tax Exempt)                          7,214.63
            Network Software (In-State)                            5,366.00
            Network Software (Out-of-State                         5,210.00
            Network Services (Tax Exempt)                         17,731.25
            Network Services (In-State)                           75,379.23
            Network Services (O-O-S)                              27,139.25
            Training                                                   0.00
            Service Contracts (O-O-S)                             14,475.00
            Service Contracts (In-State)                          16,117.91
            Tech. Support (Tax Exempt)                             5,127.50
            Tech. Support (In-State)                                 210.00
            Tech. Support (Out-of-State)                             735.00
            Consulting (In-State)                                765,404.75
            Consulting (Out-of-State)                            646,763.99
            Consulting (Resale)                                   37,926.50
            Cabling Services (Tax Exempt)                         15,951.50
            Cabling Equipmnt (Tax Exempt)                          1,042.96
            Cabling Services (In-State)                              176.00
            Cabling Equipment (In-State)                             535.12
            Cabling Services(Out-of-State)                         2,720.00
            Cabling Equipmnt(Out-of-State)                         1,242.91
            Support (In-State)                                     2,945.00
            Support (Out-of-State)                               385,248.81
            Rental Income                                         87,918.42
            Interest Income                                            4.43
            Income-Other                                          28,440.41
            Rental Income-PVB Condo/Lumina                           500.00
            Employee Purchased Goods                               3,378.50
            Less Discounts AlloweDetail                                0.00
            Freight Out-Delivery                                      14.88
                                                    -----------------------
          Gross Operating Income                               2,465,362.66
                                                    -----------------------
          DIRECT COSTS
            Cost of Goods SolDetail                              132,997.71
            Payroll Direct                                     1,343,212.30
            Payroll FICA Direct                                   95,070.98
            Ins. Group Med. Direct                                60,635.66
            Ins.Employee Contrb. Direct                           (4,827.33)
            Pension Direct                                        11,562.92
            Contract Labor - Direct                               (1,840.00)
            Freight (Direct to COG-In&Out)                         3,103.71
            Less Discounts AlloweDetail                          (11,222.37)
            Sales Commissions                                     24,029.77
                                                    -----------------------

          09-00-449                                             Page      2
          Date 07/26/2000 12:11pm


          TOTAL DIRECT COSTS                                   1,652,723.35
                                                    -----------------------
          GROSS PROFIT                                           812,639.31

          SELLING, GEN'L & ADMIN EXP.
            Overhead Distribution                                      0.00
            Accounting Fees                                       10,919.00
            Advertising                                            4,177.53
            Automobile                                             3,275.06
            Bank Charges                                           7,985.03
            Broker Commission                                      6,942.07
            Cleaning/Janitorial                                   18,365.33
            Contract Labor - General                                 934.00
            Contributions                                            875.00
            Director's Fees                                            0.00
            Dues & Subscriptions                                   2,011.68
            Education                                             20,039.82
            Electric                                              43,157.45
            Employee Benefits                                     10,626.75
            Entertainment & Meals                                  9,289.41
            Equipment Supplies - Office                           13,630.46
            Equipment Rental Expense                                  96.87
            Finance Charges/Late Fees                             42,063.04
            Facility Supplies (PVB Condo)                          3,624.05
            Facility Supplies                                      4,223.90
            Fees and Licenses                                      4,769.14
            Heat                                                  14,134.55
            Insurance-Disability                                   2,878.14
            Insurance-Group Medical                               20,665.14
            Insur-Employee Contribution                           (1,662.00)
            Insur. - Life - KeyMan                                 7,435.72
            Insur. - Auto                                          2,508.07
            Insur. - Workers Compensation                          3,384.25
            Insur. - Building                                      5,301.14
            Insur. - Ponte Vedra Condo                               664.85
            Insur-Professional Liability                             482.00
            Interest Expense                                      79,021.80
            Lease Expense                                            899.51
            Legal Fees                                            21,536.56
            Marketing                                             47,545.07
            Miscellaneous Expenses                                   389.18
            Pension Expense                                        2,402.68
            Postage                                                6,649.90
            Printing                                               1,526.62
            Professional Fees                                     92,627.65
            Rent                                                 242,667.58
            Repair & Maint. - Building                            21,144.70
            Repair & Maint. - PVB Condo                              320.47
            Repair & Maint. - Office Equip                           667.43
            Salaries - Administration                            129,354.42
            Serv. Contracts - Office Equip                         2,144.05
            Serv. Contracts - Building                             7,565.40
            Software - Office                                      6,911.00
            Supplies - Office                                     12,970.02
            Supplies - Building & Tools                            2,758.23
            Tax - FICA (Employer)                                 11,537.51



          09-00-449                                             Page      3
          Date 07/26/2000 12:11pm


            Tax - FUTA                                             3,074.44
            Tax - SUTA (Florida)                                    (305.36)
            Tax - SUTA (Connecticut)                              14,684.66
            Telephone                                             42,622.50
            Telephone Re-Distribution                                405.80
              Ph. Itemization -Frame Relay                        26,904.60
              Ph. Itemization - ISDN                               9,237.64
              Ph. Itemization - Mrgs ISDN                            990.74
              Ph. Itemization-MCI(T1&Int)                         33,703.30
            Travel & Lodging                                      61,570.09
            Utilities (PVB Condo)                                  3,006.87
            Utilities (Water/Misc.)                                1,657.73
            Vehicle Expense                                       11,042.94
            Vehicle Allowance                                        884.96
                                                    -----------------------
          TOTAL SELLING, GEN.& ADMIN EXP                       1,162,918.14

          OTHER INCOME & EXPENSES
            Bad Debt                                               1,715.77
            Depreciation Expense                                  62,054.28
            Amortization Expense                                  86,061.24
            Other Expense                                          1,483.50
                                                    -----------------------
          TOTAL OTHER INCOME & EXPENSES                          151,314.79

          PROVISION FOR TAXES
            Taxes - Sales                                          9,859.95
            Taxes - Use Tax AccrueDetail                           1,971.01
            Taxes - Property (CT)                                  5,945.52
            Taxes - Property (Florida)                             4,884.78
            Taxes - CT State Income                                1,424.00
            Taxes - Florida State Income                             606.98
            Taxes - 11 Lake Ave. Building                          1,592.00
                                                    -----------------------
          OTHER INCOME/EXPENSES & TAXES                          177,599.03
                                                    -----------------------
          NET PROFIT/(LOSS)                                     (527,877.86)
                                                              =============



         09-00-449                                              Page      2
         Date 07/26/2000 12:07pm


                       Organization Costs                          12,312.50
                                                    ------------------------
         TOTAL LAND/BUILDINGS/EQUIPMENT                         2,392,814.39

         DEFERRED ASSETS

                       Accumulated Depreciation                  (446,473.37)
                       Accumulated Amortization                  (142,031.83)
                       Deposits - Utilities                           650.00
                       Deposits - AmeriLease                        3,333.70
                       Deposits - Other                               160.00
                                                    ------------------------
         TOTAL DEFERRED ASSETS                                   (584,361.50)

         OTHER ASSETS

                                                    ------------------------
         TOTAL OTHER ASSETS                                             0.00

         TOTAL NON-CURRENT ASSETS                               1,808,452.89

                                                    ------------------------
         TOTAL ASSETS                                           2,649,374.32
                                                              ==============

         LIABILITIES & OWNERS EQUITY
         LIABILITIES
         CURRENT LIABILITIES

                       Accounts Payable                           391,877.03
                       Customer Deposits                           16,053.20
                       Payroll Taxes Payable                      512,343.81
                       Salaries Payable                           416,446.86
                       Sales & Use Tax Payable                          0.00
                       Income Tax Payable                           3,394.00
                       Deferred Taxes Payable                      18,966.00
                       Accrued Liabilities                          1,100.00
                       401K Payable - Nationwide                    3,802.59
                       United Way - Mo. Contribution                    0.00
                       Loan Payable - Axcys                             0.00
                       Note Payable - C.Taeuber #1                  2,662.50
                       Note Payable - C.Taeuber #2                 17,700.63
                                                    ------------------------
         TOTAL SHORT TERM PAYABLES                              1,384,346.62

                                                    ------------------------
         TOTAL OTHER CURR. LIABILITIES                                  0.00

                                                    ------------------------
         TOTAL CURRENT LIABILITIES                              1,384,346.62

         LONG TERM DEBT

                       Note Payable - 1st InternatnlB             300,795.42
                       NP FUSA-RHH cc7637                           3,048.38
                       NP Providian-RHH cc4652                      7,813.37

         09-00-449                                              Page      3
         Date 07/26/2000 12:07pm


                       NP Citibank-RHH cc4812                       3,290.63
                       NP Chase-Visa-RHH 3728                       6,347.40
                       NP Cap One - RHH cc7878                      6,019.76
                       NP MBNA-DIS-RHH cc7564                       4,288.14
                       NP MBNA-BAR Assc-JDH cc2808                 18,516.64
                       Chase Bus Credit Card-MC                    20,799.57
                       NP GECORPVisa-cc7109                         8,264.28
                       Note Payable - Credit Cards                      0.00
                       Note Payable - MLDC, LLC                   140,585.20
                       Note Payable-RHH/JDH cc8086                  8,206.34
                       NP GRG amex loc cc1005                      17,050.80
                       Note Payable - HIDC                        100,000.00
                       Note Payable - DFA  10/98                    8,612.49
                       NP-ATTUnivBus-RHH cc6226                     6,250.05
                       NP-ATTUuniv-DFA cc5278                       7,306.77
                       Loan Payable - Fleet Bank                   98,000.00
                       Loan Pay-ChaseLOC-BRC-6662                  48,096.19
                       Note Payable - R.Birney                    100,000.00
                       Long Term Payables                         151,185.16
                       Lease Payable-Intertel FL phon              10,695.69
                       LP-Harbour(1st Sierra-..1)                   5,168.79
                       LP-Harbour(1st Sierra-..2)                   2,217.38
                       LP-Harbour(1st Sierra-..3)                   1,615.37
                       LP-Harbour(1st Sierra-..4)                   7,815.32
                       Lease Payable-Fleet-#-029                    8,715.15
                       Lease Payable-Fleet-#-270                   10,675.76
                       Lease Pay-GE Cap-132333002                   8,206.12
                       Lease Pay-GE Cap-132333001                   9,815.48
                       LP-Preferred-ADVANTA #-451                  22,725.01
                       LP-Preferred-ADVANTA #-683                  11,837.89
                       PVB Condo Mortgages                        216,424.47
                       Tenant's Security Deposits                   8,578.64
                                                    ------------------------
         TOTAL LONG TERM DEBT                                   1,388,967.66
                                                    ------------------------

         TOTAL LIABILITIES                                      2,773,314.28

         SHAREHOLDER EQUITY

                       Common Stock                                 1,050.00
                       Treasury Stock                             (13,850.00)
                       Additional Paid-In Capital                 239,800.00
                       Retained Earnings                          140,262.06
                       R/E-ACCRUAL TO CASH ADJUSTMNTS              36,675.84
                       Current Earnings                          (527,877.86)
                                                    ------------------------
         TOTAL SHAREHOLDER EQUITY                                (123,939.96)

                                                    ------------------------
         TOT. LIAB./SHAREHOLDER EQUITY                          2,649,374.32
                                                              ==============